PROMISSORY NOTE
                                 ---------------


To:     ZENNIE MORRIS                          Principal Amount:  USD $20,000.00
        (the "Creditor")                        Expiry Date:  September 30, 2004
        Providenciales
        Turks  &  Caicos  Islands,  B.W.I.


FOR VALUE RECEIVED, SECOND STAGE VENTURES, INC. (the "Debtor") does hereby promise to pay to, or to the order of, the Creditor, the principal sum of USD $20,000.00 on or before September 30, 2004, without interest.

The Debtor hereby waives presentment, protest, notice of protest and notice of dishonor.

This  note  is  not  assignable.

Payments made or notices given by a party hereto must be given to the other party at its address appearing above (or such other address as that party may have provided in writing).

Dated  effective  as  of  the  20th  day  of  October,  2003.


THE  CORPORATE  SEAL  OF  SECOND  STAGE    )
VENTURES, INC. was hereunto affixed in the )
Presence  of:                              )
                                           )
                                           )
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Authorized  Signatory                      )
                                           )
                                           )
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Authorized  Signatory                      )


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